                                                                               .
                                                                               .
                                                                               .
                                                                   Exhibit 99.3


BUSINESS OVERVIEW

EBITDA

                                                                            LTM
                                                                        ($ Millions)
SKF EBIT                                                               $   257.4
SKF Depreciation and Amortization                                           58.8
                                                                       ---------
SKF EBITDA                                                                 316.2
Del Monte EBIT                                                             117.4
Del Monte Depreciation and Amortization                                     31.2
                                                                       ---------
Del Monte EBITDA                                                           148.6
                                                                       ---------
COMBINED LTM EBITDA                                                    $   464.8
                                                                       =========
Del Monte Adjustments
  Special charges related to plant consolidation                       $     0.6
  Merger-related expenses                                                   12.4
  Loss on financial instruments                                             (0.5)
  Release of a contingent liability                                         (0.7)
  Legal expenses related to the April 1997 recapitalization                  0.7
SKF Adjustments
  Revisions to accruals and asset write-downs - Fourth quarter 2002         (2.4)
                                                                       ---------
Total Adjustments                                                           10.1
                                                                       ---------
 COMBINED LTM EBITDA AS-ADJUSTED                                       $   474.9        $0.5  BILLION
                                                                       =========

LTM for legacy Del Monte is September 2001 through September 2002

LTM for legacy SKF Foods is October 2001 through October 2002

Depreciation and amortization expense excludes amortization of deferred debt issuance cost which is a component of interest expense.

PROFIT STRUCTURE

                                                            FISCAL       FISCAL      EBITDA
 Legacy Del Monte Foods                                      1998         2002        CAGR
                                                             --------    -----------
EBIT                                                         $ 83.5      $  113.4
Depreciation and Amortization                                  28.3          30.4
                                                             --------    -----------
EBITDA                                                        111.8         143.8
                                                             ========    ===========

Contadina universal product code conversion                      --           1.3
Inventory write-up                                              3.4           1.0
Special charges related to plant consolidation                  9.6           1.3
Stock Compensation and related costs                            2.9            --
Merger-related expenses                                          --           7.3
Expenses of acquisitions                                        6.9            --
Loss on financial instruments                                    --           5.8
Release of a contingent liability                                --          (0.7)
Legal expenses related to the April 1997 recapitalization        --           0.7
                                                             --------    -----------
EBITDA  AS-ADJUSTED LEGACY DEL MONTE                         $134.6      $  160.5         4.5%
                                                             ========    ===========
 Net Sales - 2002                                                         1,322.4
 Contadina universal product code conversion                                  1.3
                                                                         -----------
 Net Sales As-Adjusted - 2002                                            $1,323.7
                                                                         ===========
 2002 EBITDA MARGIN LEGACY DEL MONTE                                        12.1%
                                                                         ===========


                                                                           FISCAL
 LEGACY SKF FOODS                                                           2002
                                                                         -----------
 EBIT                                                                    $   261.9
 Depreciation and Amortization                                                58.8
                                                                         -----------
 EBITDA                                                                      320.7
                                                                         ===========
 Revisions to accruals and asset write-downs - Fourth quarter 2002            (2.4)
 Streamline implementation costs                                               7.9
                                                                         -----------
 EBITDA  AS-ADJUSTED SKF FOODS - 2002                                        326.2
                                                                         ===========
 EBITDA As-Adjusted Legacy Del Monte - 2002                                  160.5
 Pro Forma adjustments - Pension/Postemployment benefits, etc                 (8.4)
                                                                         -----------
 COMBINED AS-ADJUSTED EBITDA - 2002                                          478.3
                                                                         ===========
 Net Sales SKF Foods - 2002                                                1,817.0
 Net Sales As-Adjusted Legacy Del Monte - 2002                             1,323.7
 Adjustment to LTM April 2002 and SKF presentation                            45.0
                                                                         -----------
 Net Sales As-Adjusted using SKF presentation - LTM April 2002             1,368.7
                                                                         -----------
 Combined As-Adjusted Net Sales                                          $ 3,185.7
                                                                         ===========

 COMBINED PRO FORMA AS-ADJUSTED EBITDA  MARGIN-NEW DEL MONTE 2002             15.0%

Depreciation and amortization expense excludes amortization of deferred debt issuance cost which is a component of interest expense.

                             DEL MONTE FOODS COMPANY
                          COMBINED STATEMENTS OF INCOME
                   FOR THE THREE MONTHS ENDED JANUARY 29, 2003
                                 (IN MILLION'S)


                                              GAAP               GAAP              Non-GAAP              Non-GAAP
                                              10-Q             Pro Forma           "As Adj"              Pro Forma
                                            External             Adj1                Adj               "As Adjusted"
                                        ---------------     ----------------   ---------------      -----------------
 Net sales                                        559.1               266.1                6.7  2              831.9
 Cost of products sold                            392.3               191.8              (13.5) 3              570.6
 Selling, general and administrative              105.8                45.2              (10.4) 4              140.6
                                        ---------------     ---------------    ---------------       ---------------
      OPERATING INCOME                             61.0                29.1               30.6                 120.7
 Interest expense                                  14.9                18.8                0.9  5               34.6
 Other income/(expense)                            (5.0)                 --                2.7  6               (2.3)
                                        ---------------     ---------------    ---------------       ---------------
      Income before income taxes                   41.1                10.3               32.4                  83.8
 Provision for income taxes                        16.7                 4.0                9.3  7               30.0
                                        ---------------     ---------------    ---------------       ---------------
      NET INCOME                                   24.4                 6.3               23.1                  53.8
                                        ===============     ===============    ===============       ===============
BASIC AVERAGE SHARES                        181,383,446                                                  209,228,192
EPS                                     $          0.13                                              $          0.26
FULLY DILUTED SHARES OUTSTANDING            181,112,972                                                  210,240,446
EPS                                     $          0.13                                              $          0.26
       EBIT                                        56.0                29.1               33.3                 118.4
       Depreciation & Amortization                 13.4                 5.4               (1.0) 3               17.8
                                        ---------------     ---------------    ---------------       ---------------
       EBITDA                                      69.4                34.5               32.3                 136.2

1 The historical GAAP consolidated statements of income include the results of operations for the Spun-Off Businesses, and the results of Del Monte Brands from the December 20, 2002 merger date. For comparability, the consolidated statements of operations include a pro forma adjustment for the results of Del Monte Brands for the entire period presented. Interest expense includes the addition of $11.2 million of pro forma expense as if the merger and related financing occurred on the first day of each fiscal year presented.

2 Net sales exclude trade promotion expenses of $6.7 million related to a change in estimate for liabilities associated with accounts receivables deductions for the Spun-Off Businesses.

3 In accordance with purchase accounting rules applied to the merger, Del Monte Brands inventory was increased to fair market value. This inventory step-up increases cost of products sold as inventory on-hand at the acquisition date is sold. These results exclude $11.0 million from inventory step-up, and $1.0 million resulting from incremental depreciation from the step-up of fixed assets to their fair market value. These results also exclude $1.5 million of Spun-Off Businesses expenses resulting from revisions to the parent company overhead rates as of the merger date.

4 SG&A excludes $4.3 million of integration expenses, $3.5 million of allocated parent company costs for the Spun-Off Businesses, and $2.6 million of incentive and retention compensation for the Spun-Off Businesses.

5 Interest expense excludes $0.9 million of interest income resulting from the amortization of a loss from interest rate swap agreements.

6 Other expense excludes a $2.6 million loss from foreign exchange related to the Company's Euro-denominated borrowings in connection with the merger financing, and a rounding adjustment of $0.1 million.

7     Income taxes are presented reflect the impact of the adjustments noted.

                             DEL MONTE FOODS COMPANY
                          COMBINED STATEMENTS OF INCOME
                   FOR THE THREE MONTHS ENDED JANUARY 30, 2002
                                 (IN MILLION'S)


                                                      GAAP                GAAP              Non-GAAP             Non-GAAP
                                                      10-Q              Pro Forma           "As Adj"             Pro Forma
                                                    External              Adj1                 Adj             "As Adjusted"
                                                 ----------------    ----------------    ----------------    ------------------
 Net sales                                                 437.8               379.4                   -                 817.2
 Cost of products sold                                     292.2               275.3                 2.8   2             570.3
 Selling, general and administrative                        76.2                65.5                (0.7)  3             141.0
                                                 ----------------    ----------------    ----------------    ------------------
      OPERATING INCOME                                      69.4                38.6                (2.1)                105.9
 Interest expense                                           (0.2)               34.8                 0.2   4              34.8
 Other income/(expense)                                     (1.7)                1.5                (0.5)  5              (0.7)
                                                 ----------------    ----------------    ----------------    ------------------
      Income before income taxes                            67.9                 5.3                (2.8)                 70.4
 Provision for income taxes                                 22.2                 2.2                 0.3   6              24.7
                                                 ----------------    ----------------    ----------------    ------------------
      NET INCOME                                            45.7                 3.1                (3.1)                 45.7
                                                 ================    ================    ================    ==================
BASIC AVERAGE SHARES                                 156,921,228                                                   209,191,169
EPS                                              $          0.29                                             $            0.22
FULLY DILUTED SHARES OUTSTANDING                     156,944,354                                                   209,843,832
EPS                                              $          0.29                                             $            0.22
        EBIT                                                67.7                40.1                (2.6)                105.2
        Depreciation & Amortization                         14.7                 4.4                (1.5)  2              17.6
                                                 ----------------    ----------------    ----------------    ------------------
        EBITDA                                              82.4                44.5                (4.1)                122.8

1 The historical GAAP consolidated statements of income include the results of operations for the Spun-Off Businesses. For comparability, the consolidated statements of operations include a pro forma adjustment to include the results of Del Monte Brands. Cost of products sold excludes $5.2 million of amortization expense for intangible assets of the Spun-Off Businesses no longer subject to amortization. SFAS No. 142 "Goodwill and Other Intangible Assets" was adopted by the Company effective May 2, 2002. Cost of products sold also includes $0.4 million of pro forma depreciation expense to recognize the unwinding of Spun-Off Businesses assets held under synthetic lease obligations. SG&A includes the addition of $0.6 million of pro forma incentive and retention compensation for the Spun-Off Businesses. Interest expense includes the addition of $19.4 million of pro forma expense as if the merger and related financing occurred on the first day of each fiscal year presented.

2 Cost of products sold excludes $4.7 million of gains from the sale of assets for the Spun-Off Businesses, and $0.4 million of plant consolidation expense for Del Monte Brands. In accordance with purchase accounting rules applied to the merger, Del Monte Brands fixed assets were increased to fair market value. These results exclude $1.5 million resulting from incremental depreciation expense.

3 SG&A excludes $0.6 million of incentive and retention compensation for the Spun-Off Businesses, and a $0.1 million rounding adjustment.

4 Interest expense excludes $0.2 million of interest income resulting from the amortization of a loss from interest rate swap agreements.

5 Other expense excludes $0.5 million of gains from the change in fair value of interest rate swap agreements.

6     Income taxes are presented reflect the impact of the adjustments noted.

                             DEL MONTE FOODS COMPANY
                          COMBINED STATEMENTS OF INCOME
                   FOR THE NINE MONTHS ENDED JANUARY 29, 2003
                                 (IN MILLION'S)


                                                     GAAP               GAAP              Non-GAAP           Non-GAAP
                                                     10-Q             Pro Forma           "As Adj"           Pro Forma
                                                   External             Adj1                 Adj           "As Adjusted"
                                                ----------------   ----------------    ----------------   ----------------
 Net sales                                              1,395.2              888.0                13.7  2         2,296.9
 Cost of products sold                                    960.8              655.9               (16.5) 3         1,600.2
 Selling, general and administrative                      249.2              157.2               (16.6) 4           389.8
                                                ----------------   ----------------    ----------------   ----------------
      OPERATING INCOME                                    185.2               74.9                46.8              306.9
 Interest expense                                          14.5               81.0                 3.7  5            99.2
 Other income/(expense)                                    (3.2)              (0.7)                3.7  6            (0.2)
                                                ----------------   ----------------    ----------------   ----------------
      Income before income taxes                          167.5               (6.8)               46.8              207.5
 Provision for income taxes                                57.5               (2.6)               19.0  7            73.9
                                                ----------------   ----------------    ----------------   ----------------
      NET INCOME                                          110.0               (4.2)               27.8              133.6
                                                ================   ================    ================   ================
BASIC AVERAGE SHARES                                165,075,301                                               209,228,132
EPS                                             $          0.67                                           $          0.64
FULLY DILUTED SHARES OUTSTANDING                    165,478,064                                               210,240,386
EPS                                             $          0.66                                           $          0.64
       EBIT                                               182.0               74.2                50.5              306.7
       Depreciation & Amortization                         31.5               29.7                (4.0) 3            57.2
                                                ----------------   ----------------    ----------------   ----------------
       EBITDA                                             213.5              103.9                46.5              363.9

1 The historical GAAP consolidated statements of income include the results of operations for the Spun-Off Businesses, and the results of Del Monte Brands from the December 20, 2002 merger date. For comparability, the consolidated statements of operations include a pro forma adjustment for the results of Del Monte Brands for the entire period presented. Cost of products sold includes $1.0 million of pro forma depreciation expense to recognize the unwinding of Spun-Off Businesses assets held under synthetic lease obligations. Interest expense includes the addition of $49.7 million of pro forma expense as if the merger and related financing occurred on the first day of each fiscal year presented.

2 Net sales exclude trade promotion and other sales related expenses of $13.7 million related to a change in estimate for liabilities associated with accounts receivables deductions for the Spun-Off Businesses.

3 In accordance with purchase accounting rules applied to the merger, Del Monte Brands inventory was increased to fair market value. This inventory step-up increases cost of products sold as inventory on-hand at the acquisition date is sold. These results exclude $11.0 million from inventory step-up, and $4.0 million resulting from incremental depreciation from the step-up of fixed assets to their fair market value. These results also exclude $1.5 million of Spun-Off Businesses expenses resulting from revisions to the parent company overhead rates as of the merger date.

4 SG&A excludes $9.2 million of integration expenses, $3.5 million of allocated parent company costs for the Spun-Off Businesses, and $3.9 million of incentive and retention compensation for the Spun-Off Businesses.

5 Interest expense excludes $3.7 million of interest income resulting from the amortization of a loss from interest rate swap agreements.

6 Other expense excludes a $2.6 million loss from foreign exchange related to the Company's Euro-denominated borrowings in connection with the merger financing, and a $1.1 million write-off of previously capitalized debt issuance costs as a result of debt prepayments.

7     Income taxes are presented reflect the impact of the adjustments noted.

                             DEL MONTE FOODS COMPANY
                          COMBINED STATEMENTS OF INCOME
                   FOR THE NINE MONTHS ENDED JANUARY 30, 2002
                                 (IN MILLION'S)


                                                      GAAP               GAAP              Non-GAAP            Non-GAAP
                                                      10-Q             Pro Forma           "As Adj"            Pro Forma
                                                    External             Adj1                 Adj            "As Adjusted"
                                                 ----------------   ----------------    ----------------    ----------------
 Net sales                                               1,318.6            1,015.3                 1.3   2         2,335.2
 Cost of products sold                                     894.2              750.3               (11.2)  3         1,633.3
 Selling, general and administrative                       225.0              175.1                (2.7)  4           397.4
                                                 ----------------   ----------------    ----------------    ----------------
      OPERATING INCOME                                     199.4               89.9                15.2               304.5
 Interest expense                                           (1.1)             112.1                 0.2   5           111.2
 Other income/(expense)                                     (1.2)             (44.9)               48.1   6             2.0
                                                 ----------------   ----------------    ----------------    ----------------
      Income before income taxes                           199.3              (67.1)               63.1               195.3
 Provision for income taxes                                 66.8              (26.2)               28.2   7            68.8
                                                 ----------------   ----------------    ----------------    ----------------
      NET INCOME                                           132.5              (40.9)               34.9               126.5
                                                 ================   ================    ================    ================
BASIC AVERAGE SHARES                                 156,921,228                                                209,189,860
EPS                                                       $ 0.84                                                     $ 0.61
FULLY DILUTED SHARES OUTSTANDING                     156,946,612                                                209,864,083
EPS                                                       $ 0.84                                                     $ 0.60
        EBIT                                               198.2               45.0                63.3               306.5
        Depreciation & Amortization                         44.1               13.9                (4.5)  2            53.5
                                                 ----------------   ----------------    ----------------    ----------------
        EBITDA                                             242.3               58.9                58.8               360.0

1 The historical GAAP consolidated statements of income include the results of operations for the Spun-Off Businesses. For comparability, the consolidated statements of operations include a pro forma adjustment to include the results of Del Monte Brands. Cost of products sold excludes $15.5 million of amortization expense for intangible assets of the Spun-Off Businesses no longer subject to amortization. SFAS No. 142 "Goodwill and Other Intangible Assets" was adopted by the Company effective May 2, 2002. Cost of products sold also includes $1.4 million of pro forma depreciation expense to recognize the unwinding of Spun-Off Businesses assets held under synthetic lease obligations. SG&A includes the addition of $1.9 million of pro forma incentive and retention compensation for the Spun-Off Businesses. Interest expense includes the addition of $64.5 million of pro forma expense as if the merger and related financing occurred on the first day of each fiscal year presented.

2 Net sales excludes $1.3 million of trade promotion expense related to an earlier acquisition.

3 Cost of products sold excludes $7.3 million of restructuring expense for the Spun-Off Businesses and $1.4 million for Del Monte Brands plant consolidation expense. In addition, cost of products sold excludes $4.7 million of gains from the sale of assets for the Spun-Off Businesses, and $2.4 million for the fair market value inventory step-up related to an earlier acquisition. In accordance with purchase accounting rules applied to the merger, Del Monte Brands fixed assets were increased to fair market value. These results exclude $4.5 million resulting from incremental depreciation expense. In addition, $0.3 million of other expenses are excluded from cost of products sold.

4 SG&A excludes $1.9 million of incentive and retention compensation for the Spun-Off Businesses, $0.5 million of Spun-Off Businesses restructuring expense and $0.3 million of other expense.

5 Interest expense excludes $0.2 million of interest income resulting from the amortization of a loss from interest rate swap agreements.

6 Other expense excludes a $42.3 million of prepayment premiums and related write-off of previously capitalized debt issuance costs as a result of a May 2001 debt refinancing, and $5.8 million of losses from the change in fair value of interest rate swap agreements.

7     Income taxes are presented reflect the impact of the adjustments noted.